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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2000


                               Kaydon Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                    0-12640                  13-3186040
 (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.        OTHER EVENTS.

      On October 20, 2000, the Registrant issued a press release reporting third quarter earnings and announcing a charge recorded in the third quarter for actual and estimated settlement costs associated with previously disclosed litigation matters. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

(c)   EXHIBITS

Exhibit No.          Exhibit

99                   Press Release, dated October 20, 2000






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 October 20, 2000                 KAYDON CORPORATION


                                  /s/    Kenneth W. Crawford
                                  -------------------------------------------
                                  By:    Kenneth W. Crawford
                                         Vice President and Corporate Controller


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                                  EXHIBIT INDEX


  Number            Description

  99                Press Release, dated October 20, 2000